Summary Prospectus May 1, 2026

Large Cap Growth Fund

Class N LCGNX	Class I LCGFX	Class R6 LCGJX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at https://www.williamblairfunds.com/literature/forms/. You can also get this information at no cost by calling 1-800-742-7272 or by sending an e-mail request to fundinfo@williamblair.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE: The William Blair Large Cap Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses	0.17%	0.15%	0.04%

Total Annual Fund Operating Expenses	1.02%	0.75%	0.64%
Fee Waiver and/or Expense Reimbursement*	0.12%	0.10%	0.04%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.65%	0.60%

*

William Blair Investment Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 0.90%, 0.65% and 0.60% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2027. The Adviser may not terminate this arrangement prior to April 30, 2027 without the approval of the Fund’s Board of Trustees.

Example: This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$92	$313	$552	$1,237
Class I	66	230	407	921
Class R6	61	201	353	795

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES: Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large capitalized (“large cap”) companies. The Fund invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of the Fund, the Adviser considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest U.S. companies. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell 1000® Index included securities issued by companies that ranged in size between $907 million and $4.2 trillion. The Russell 1000® Growth Index, the Fund’s performance benchmark, measures the performance of those Russell 1000 companies with a greater-than-average growth orientation.

In choosing investments, the Adviser performs fundamental company analysis and focuses on stock selection. The Adviser evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and Fund holdings may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

PRINCIPAL RISKS: The Fund’s returns will vary, and you could lose money by investing in the Fund. The following is a summary of the principal risks associated with an investment in the Fund.

Equity Funds General Risk. The value of equity securities the Fund holds might decrease in response to the activities of an individual company or in response to general market, business and economic conditions. If this occurs, the Fund’s share price may also decrease. In addition, there is the risk that individual securities may not perform as expected or a strategy used by the Adviser may fail to produce its intended result.

Market Risk. The value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably. The value of an investment may decline due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an investment may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, recessions, inflation, rapid interest rate changes, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional or global events such as war, military conflict, geopolitical disputes, acts of terrorism, social unrest, tariffs and other restrictions on trade, sanctions, supply chain disruptions, increased government spending, natural disasters, the spread of infectious illness or other public health issues, or the threat or potential threat of one or more such events and developments could also significantly impact the Fund and its investments. The value of an investment may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Geopolitical and other events may also disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments.

Share Ownership Concentration Risk. To the extent that a significant portion of the Fund’s shares is held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Style Risk. Different investment styles (e.g., growth vs. value, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the growth investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market changes affecting companies in those industries, asset classes or sectors may impact the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

The Fund is not intended to be a complete investment program. The Fund is designed for long-term investors.

FUND PERFORMANCE HISTORY: The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the periods indicated compare with those of a broad measure of market performance and an additional index. The Russell 1000® Index represents a broad measure of market performance, while the Russell 1000® Growth Index is generally representative of the market sectors or types of investments in which the Fund invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance information, go to https://im.williamblair.com/investments/mutual-funds or call 1-800-635-2886.

Annual Total Returns. The bar chart below provides an illustration of how the Fund’s Class N shares performance has varied in each of the last ten calendar years.

Highest Quarterly Return 25.58% (2Q20)	Lowest Quarterly Return (22.25)% (2Q22)

Average Annual Total Returns (For the periods ended December 31, 2025). The table below shows returns on a before-tax and after-tax basis for Class N shares and on a before-tax basis for Class I and Class R6 shares. After-tax returns for Class I and Class R6 shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Class N Shares
Return Before Taxes	11.36%	11.11%	15.96%
Return After Taxes on Distributions	9.06%	10.05%	14.68%
Return After Taxes on Distributions and Sale of Fund Shares	8.32%	8.75%	13.17%

	1 Year	5 Years	10 Years

Class I Shares
Return Before Taxes	11.68%	11.40%	16.26%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%

	1 Year	5 Years	Since Share Class Inception (May 2, 2019)
Class R6 Shares
Return Before Taxes	11.71%	11.45%	15.95%

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	17.37%	13.59%	15.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	19.05%

MANAGEMENT:

Investment Adviser. William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Managers. James Golan and David Ricci, Partners of the Adviser, and Arun Sharma, an Associate of the Adviser, co-manage the Fund. Mr. Golan has co-managed the Fund since 2005. Mr. Ricci has co-managed the Fund since 2011. Mr. Sharma has co-managed the Fund since 2026.

PURCHASE AND SALE OF FUND SHARES:

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair Investment Management, LLC’s and William Blair & Company, L.L.C.’s (collectively, “William Blair”) opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class I shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements and investment minimums applicable to purchasing Class I shares.

Class R6 Share Purchase. The minimum initial investment for an account is $1 million (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1 million). There is no minimum for subsequent purchases. There is no minimum initial investment for qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, defined benefit plans and other similar accounts, or plans whereby Class R6 shares are held through omnibus accounts (either at the plan level or the level of the plan administrator) and certain other accounts. William Blair may make certain additional exceptions to the minimum initial investment amount in its discretion. Class R6 shares are only available to certain investors. See “Your Account—Class R6 Shares” for additional information on eligibility requirements and investment minimums applicable to purchasing Class R6 shares.

Sale. Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION: The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged investment plan. If you are investing through a tax-advantaged investment plan, withdrawals from the tax-advantaged investment plan may be subject to taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.